Exhibit 10.6(a)

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

MEMORANDUM OF UNDERSTANDING

This Memorandum of Understanding (“MOU”), dated November 27, 2012, (the “Effective Date”) is entered into by and between Relypsa, Inc. having a principal place of business at 5301 Patrick Henry Drive, Santa Clara, CA 95054 (“Relypsa”) and LANXESS Corporation, having a principal place of business at 111 RIDC Park West Drive, Pittsburgh, PA 15275 (“LANXESS”); each party referred to as a “Party” and collectively the “Parties”.

WHEREAS, Relypsa and LANXESS are parties to a variety of agreements that reflect their cooperation in the developmental supply of patiromer, Relypsa’s novel drug for the treatment for hyperkalemia (also known as RLY5016);

WHEREAS, LANXESS has assisted Relypsa’s development of patiromer including production of material for use in Relypsa’s pivotal clinical trials;

WHEREAS, Relypsa has advanced patiromer clinical development and is now planning validation as well as, following approval by the US Food and Drug Administration (“FDA”), launch and commercial supply of patiromer;

WHEREAS, Relypsa plans to include LANXESS as the only named supplier of API in connection with a planned new drug application (“NDA”) submission to the FDA;

WHEREAS, LANXESS and Relypsa desire to enter into a commercial manufacturing and supply agreement for the validation, launch and sale of patiromer;

WHEREAS, LANXESS must, prior to the manufacture of Products (as defined hereinafter), make certain plant modifications in order to increase its plant capacity, which investment costs shall be borne by Relypsa as provided herein.

NOW THEREFORE, this MOU sets forth non-binding terms upon which the Parties agree to enter into a Commercial Manufacturing and Supply Agreement (“Agreement”), provided however that certain terms, which are explicitly stated, are agreed to be binding on the Parties. Except for those terms expressly designated as binding, it is not the intention of the Parties hereto that this MOU be deemed to constitute: (a) a legally binding obligation of either Party or (b) an obligation or commitment of either Party to enter into the Agreement. Any legal obligation binding upon either Party with respect to the proposed transaction is subject to, and will exist only upon, the due execution and delivery of the definitive Agreement. Notwithstanding the foregoing, Sections 5a., 5.c. (with respect to the Initial Term), 7, 9, 10, 12 and 13 shall be binding on the Parties hereto. The Parties agree as follows:

1. Background. Relypsa has communicated [***] to LANXESS and these [***] will influence the terms of any definitive Agreement, specifically:

a. Subject of agreement

LANXESS will manufacture and supply to Relypsa and Relypsa will purchase from LANXESS under appropriate purchase orders (“PO”) and pursuant to this MOU and/or the Agreement, the drug substance [***] (“API”) and any Intermediate specified in the reaction scheme attached hereto in Appendix 1. Intermediate shall mean any material between a purchased raw material and API. One specific Intermediate is [***]. API and any Intermediates will be collectively referred to herein as “Products”.

b. Quality of Product

API and Intermediate supplied under the MOU and/or the Agreement shall comply with the representations and warranties in Section 5 a. Batch to batch consistency of Products (including [***]) will influence Relypsa’s commitments to future orders of specified quantities.

c. Security of Supply

LANXESS will make all commercially reasonable efforts to meet Relypsa’s required quantities and timing for supply of Products. Relypsa will provide LANXESS with adequate notice of requirements, and the financial commitments associated with activities relating to the timely supply of Products will be agreed upon in the Agreement and/or this MOU. Relypsa requires several suppliers at every level, including raw materials and Products.

d. Cost of Goods

Relypsa and LANXESS agree that close cooperation within a defined process improvement and implementation framework can effectively reduce cost of goods, [***].

2. Support of NDA and Obligation to Manufacture

Relypsa intends to include LANXESS as the sole API manufacturer in its submission of a NDA for approval to market patiromer; and, as such, LANXESS agrees to work with Relypsa and use all reasonable commercial efforts to support Relypsa with its NDA submission and approval activities, including [***] (“Approval Activities”). Both parties will agree as to what Approval Activities are required, the timelines associated with each of the Approval Activities, and allocate responsibility for completion of each of the Approval Activities. The Approval Activities currently determined by the Parties are set forth in Appendix 4 hereto, but such Approval Activities are continuously being updated by mutual written agreement of the Parties.

Both parties agree to establish an open communication of expectations and Relypsa will provide periodic feedback at Steering Committee meetings regarding its assessment of LANXESS’s performance based on the mutually agreed Approval Activities to ensure the goals of both parties are achieved in accordance with the agreed Approval Activities. Among other things, Relypsa anticipates providing LANXESS with an update in [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

The Agreement will set forth terms and conditions governing the manufacture of Products and the supply of Products by LANXESS for commercial sale (“Manufacture”) including, without limitation, commercially reasonable activities necessary for LANXESS to successfully qualify and validate the Manufacturing and its facility in accordance with all applicable laws, rules and regulations. Under the Agreement, LANXESS will agree to Manufacture Products and Relypsa will agree to purchase Products.

3. Manufacture and Supply Team

Relypsa and LANXESS will establish a Manufacturing and Supply Team having an agreed upon equal number of members from each Party (or such other representation by the Parties as the Parties mutually agree). The Team will perform the functions of: (1) overseeing and monitoring the supply of MFA, the supply of other critical raw materials and the Manufacture of Products to meet forecasted supply and delivery requirements; (2) establishing written key performance indicators for LANXESS’s activities with respect to the Manufacture of Products (e.g., yields, timely delivery of API, etc.); (3) overseeing the handling of complaints, adverse events, recalls, and return processes, in each case related to Products, in accordance with the applicable procedures specified in the Quality Agreement; (4) exchanging information on and overseeing NDA Approval Activities; and (5) any other manufacturing and supply related functions as the Parties shall mutually agree.

4. Relypsa Approved Supplier of methyl 2-fluoroacrylate (“MFA”)

LANXESS will either manufacture the starting material monomer MFA itself or may source it from third parties. LANXESS agrees to [***] which suppliers have also been approved by an appropriate assessment by LANXESS, such assessment including alignment of product specifications between all parties involved. The requirement of agreement on the specifications shall also apply to the sourcing of other raw materials as well. LANXESS will order directly from such [***] suppliers for shipment directly to LANXESS. For cGMP purposes, LANXESS shall establish approved MFA suppliers, provided however, that any such suppliers shall also be [***]. During the term of the Agreement, LANXESS covenants that it will [***] under the MOU and/or the Agreement for [***] to Manufacture the Products under the terms of the Agreement or, pending execution of the Agreement, this MOU.

5. Purchase and Supply

a. Initial Term

The Parties will operate on a PO basis with respect to initial launch quantities of Products (“Initial Term”), provided that any such POs shall incorporate the binding terms of this MOU and/or the Agreement. For the avoidance of doubt the Initial Term will cover the supply of Products for up to [***] past the expected approval date (“Approval Date”) for patiromer currently estimated to be in [***], which is the expected date upon which Relypsa anticipates approval to market patiromer in the United States (“Regulatory Approval”). Any PO issued by Relypsa under the terms of this MOU shall be accepted by LANXESS in so far as it contains the binding terms of this MOU within [***]. No PO issued by Relypsa nor any acceptance by LANXESS thereof will be deemed to vary or supersede the terms of this MOU or the Agreement, as applicable, and in the event of a conflict between the terms of any PO issued by Relypsa and this MOU or the Agreement, as applicable, the provisions of this MOU or the Agreement, as applicable, shall control.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Relypsa agrees under the binding terms of this Section 5 a. to issue a PO for [***] metric tons (MT) of API (all weights are on a [***] basis) within [***] after execution of this MOU (the “First API PO”). Any greater quantities of API will be agreed upon separately. The price in such PO will be US$[***] per kilogram (also on a [***] basis and [***]). The price also includes release of API based on the Specifications (as defined hereinafter). Relypsa hereby grants LANXESS and its affiliate SALTIGO GmbH a royalty-free, non-exclusive and non-transferable license to use its intellectual property rights required for LANXESS to manufacture the API. LANXESS agrees to manufacture, supply and release to Relypsa (or Relypsa’s designee) and Relypsa agrees to take delivery of those quantities of API set forth in the PO in accordance of the binding terms of the MOU and /or the terms of the Agreement, as applicable.

All quantities of Products shall conform to the Product specifications and analytical methods as set forth in Appendix 3 and which may be amended (the “Specifications”). The Specifications under this MOU and/or the Agreement may be amended by the Parties: [***] (the “Changes in Specification”). LANXESS may at any time propose amendments to the Specifications.

LANXESS agrees to immediately investigate the impacts of Changes in Specification on the Manufacturing process and the potential timeline of their implementation and costs.

The Parties will closely cooperate and use all commercially reasonable efforts to amend the Specifications and implement the changes if technically feasible and as soon as reasonably practicable provided that Relypsa agrees to such implementation and LANXESS is reimbursed for all costs involved in the implementation and Manufacture of Products in accordance with the required technical changes.

The Specifications, as amended, will be attached to this MOU or the Agreement and incorporated therein. Following [***], currently expected to occur [***], Relypsa will update LANXESS on any changes to the Specifications [***].

Upon LANXESS’ receipt of a written notice from Relypsa regarding Changes in Specification, LANXESS shall not commence or continue to Manufacture and Relypsa shall have no obligation to accept or pay for Products Manufactured after receipt of such notice unless such Products conform to amended Specifications incorporating such requests or requirements. Any Products Manufactured by LANXESS prior to receipt of written notice shall be accepted and paid for by Relypsa.

LANXESS represents and warrants that (a) the API will be manufactured in compliance with the master batch record, the Specifications, cGMP and the Quality Agreement in effect between the Parties; (b) when delivered to RELYPSA, the API will be in conformity with the Specifications; (c) as provided for in the Quality Agreement between the Parties, no API supplied hereunder shall be adulterated or misbranded by LANXESS; (d) all API supplied hereunder shall be transferred free and clear of any liens or encumbrances of any kind arising through LANXESS or its affiliates or their respective agents or subcontractors; and (e) all Product will be manufactured by the LANXESS affiliate SALTIGO GmbH in its plant at the [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

RELYPSA represents and warrants that it has the authority to enter into this MOU and/or the Agreement without the consent of any third party, and to the best of its knowledge, the Products and its manufacture does not infringe any valid intellectual property rights of any third party. Similarly, LANXESS represents and warrants that it has the authority to enter into this MOU and/or the Agreement without the consent of any third party, and to the best of its knowledge, with respect to its own intellectual property, the manufacture of Products does not infringe any valid intellectual property rights of any third party.

Of the [***] MT of API set forth in the PO, [***]MT of API will be manufactured, released and delivered to the site of the drug product manufacturer about [***] prior to [***]. The remaining [***] MT of API will be manufactured, released and delivered no later than [***] after the last delivery of the first [***] MT of API.

In addition, Relypsa agrees to issue a PO to LANXESS within thirty (30) days after execution of this MOU for a minimum [***] metric tons ([***] MT) of MFA at a price of US$[***] per kilogram for [***] metric tons (with the weights being on a [***] basis) based on [***] purchased at US$[***] per kilogram, with all such pricing including the cost of transportation (the “First MFA PO”). In the event of any unexpected material changes to the [***] prices, the Parties shall make reasonable efforts to agree amicably to a resolution in the light of the change in circumstances. [***], herein, means [***].

For the remaining [***] tons of MFA [***] the First API PO both parties agree to i) collaborate to purchase MFA from a third party at an agreed upon price and agreed timeline; and/or ii) subject to the [***] by LANXESS of [***] for the manufacture of MFA which has been approved for use in the Manufacture of API by both parties, Relypsa also agrees to issue a PO to LANXESS for the manufacture of a minimum [***] metric tons of MFA, provided that LANXESS [***]; and/or iii) provide additional MFA from [***] subject to agreed timing at the prevailing price [***] USD/kg.

The Parties agree that the price for the API and the MFA in the Initial Period shall be in accordance with the pricing concept set forth in Section 5 c. below. The POs will recite the payment schedule set forth in Appendix 2.

Except for willful misconduct or breach of confidentiality or intellectual property obligations, the Parties agree that in the event of any breach of its representations and warranties or any negligent or willful act or omission by them in connection with their performance of their binding obligations hereunder the collective, aggregate liability of either Party including its affiliates and its and their respective directors, officers and employees under this MOU shall not exceed the aggregate maximum amount of [***] USD. Notwithstanding the foregoing, with respect to any claim by one party against the other, the Parties expressly agree that the liability of such party to the other party shall be limited under this MOU or otherwise at law or equity to direct damages only and in no event shall a party be liable in respect of any such claims for punitive, exemplary, incidental, special, indirect or consequential damages, including loss of revenue or profit even if advised of the possibility of such damages.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

The Parties further agree and understand that this MOU and the PO will not set forth all the terms governing the Manufacture, release and delivery of the API (e.g., quality agreement, return of API, indemnities, etc.) for the Initial Term. Thus, the Parties agree to promptly pursue the negotiation and execution of the definitive Agreement and intend to execute such Agreement on or before [***]. The Parties agree that such definitive Agreement shall replace this MOU, and that all activities performed under this MOU shall be deemed to have been performed under and shall be subject to the Agreement. Pending execution of the Agreement, Sections 2, 6, 7, 10, 13, 14, 15 and 25 of the MSA (as defined below) shall apply to this MOU and are incorporated herein. If any terms of this MOU conflict with the terms of the MSA, the terms of this MOU shall prevail.

If (i) the Agreement is entered into by the Parties and LANXESS is in compliance with the Agreement in all material respects (ii) LANXESS performs all Approval Activities in all material respects, (iii) [***], and (iv) LANXESS [***], then Relypsa will place an additional PO for [***] MT of API (the “Second API PO”) within [***] of [***], provided the requirements of Appendix 6 Milestone 2 are met. The price of such API shall be a reasonable amount negotiated in good faith in the range of $[***] to $[***] per kilogram of API (on a [***] basis and not including [***]), the quality and purity of the MFA used in such API shall meet the terms of the First API PO, and the price for MFA [***], of this MOU [***].

This Section 5 a. shall be binding on the Parties.

b. Subsequent Term

The Agreement will provide for a [***] rolling forecast model, initially including the quantities ordered during the Initial Term as well as any other Product orders forecasted within the agreed upon period of the model (“Rolling Forecast”). The Subsequent Term period is a [***] period commencing in [***] with the right to renew for an additional term(s), with commitments in the Rolling Forecast being dependent upon agreed pricing and volume.

During the Subsequent Term, LANXESS will use commercially reasonable sourcing efforts to control/minimize the cost of key raw materials in the preparation for each production campaign quotation associated with this MOU or the Agreement. The Agreement will incorporate the requirements for MFA set forth in Section 4 of this MOU.

c. Pricing

Costs of duties and transportation to Relypsa or its designee [***] Therefore released API will be shipped at LANXESS’ earliest convenience and, if API is not fully released, at LANXESS’ risk, to a third party to be named by Relypsa. LANXESS will use all commercially reasonable efforts to minimize duties and transportation costs where possible. Final agreed prices will include all activities [***] of Product. The Parties will reach mutual agreement on the magnitude of these cost elements prior to completion of the proposed Agreement.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

The Parties agree that, except as otherwise expressly provided herein with respect to the Initial Term PO, [***] will be established in this MOU or the Agreement. Rather, the Parties will agree to [***], including, but not limited to pricing adjustments for currency fluctuations. Specifically, any prices in a PO issued under the Agreement will assume an agreed USD/€ exchange rate (the “Established Exchange Rate”), which will initially be $[***] USD/ €. Fluctuations in the actual exchange rate will only result in price adjustments if outside of an agreed tolerance (the “Exchange Rate Tolerance”) in which both parties accept a certain degree of risk. Tolerance will be without correction within a ± $[***] USD/ € fluctuation, which is the agreed initial Exchange Rate Tolerance. Outside the Exchange Rate Tolerance, both parties agree to share risks and benefits equally. Data relating to the currency and payments will be reviewed on a quarterly basis and reconciliations will be made on an annual basis. See Appendix 5.

The Established Exchange Rate will be adjusted on the first day of each calendar year if the actual exchange rate, as determined using a mutually agreed upon data source (to be defined), has stayed outside the range covered by the Exchange Rate Tolerance continuously for the last three months of such calendar year. At any such time, a new Established Exchange Rate will be set equal to the average actual exchange rate for such three-month period.

During the Initial Term, the Parties agree to a [***] concept to cover the payment for raw materials, MFA, [***] and API. Under this concept, and under the terms of the First API PO and First MFA PO and the final Agreement or MOU, Relypsa will agree to a payment schedule that makes payment due based on clearly defined milestones, where such milestones are related to progress on activities performed by LANXESS, such as procurement of raw materials, production of MFA and/or [***], etc. The milestones are set forth in attached Appendix 2, and this MOU will be attached as an exhibit to the Initial API PO and Initial MFA PO. Subject to Section 5.a., the pricing principles of this Section 5 c. shall be binding on the Parties for any quantities of API and MFA supplied to Relypsa during the Initial Term.

6. Improvements

LANXESS is committed to continuous improvement initiatives and will, subject to process safety, product quality, manufacturing capability and agreed economic benefit, implement and use all improvements in the Manufacture of Products that are developed by Relypsa or a third party working with or for Relypsa (“Relypsa Improvements”).

LANXESS has considerable experience in the improvement of chemical processes and will use commercially reasonable efforts to improve the Manufacture of Products (“LANXESS Improvements”).

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

LANXESS will assist Relypsa in obtaining any necessary regulatory approvals to implement and use Relypsa and/or LANXESS Improvements. [***] the successful implementation of any Relypsa or LANXESS Improvements, LANXESS will [***] for all quantities of Product [***] so that Relypsa receives [***] of the [***] of the Relypsa or LANXESS Improvement for a [***]. [***], any such [***] will inure to Relypsa. The Parties will agree to additional provisions including the payment for any additional costs of improvements and their implementation in the Agreement.

7. [***] to Achieve Initial Term Quantities

a. Facility [***]

LANXESS has reviewed necessary plant modifications to [***] the process for the API and [***] from [***] of ca [***] MT to [***] of about [***] MT per annum (all weights are on a [***] basis) (“Facility [***]”). These [***] support Relypsa’s patiromer launch and market development. These Facility [***] in plant modifications are currently estimated by LANXESS to cost approximately US$[***]. LANXESS will provide to Relypsa a detailed breakdown of the individual elements associated with the overall [***]. LANXESS shall be and remain the full owner of all equipment purchased and built into its plant in the course of the Facility [***]. It is agreed between the Parties that LANXESS may manufacture other products in the plant if it is not occupied by manufacturing Products for Relypsa.

b. Payment of Facility [***]

In order to meet Relypsa’s target supply dates for process validation, NDA filing and building stocks of both Intermediates and API for successful commercial launch, it is required for LANXESS to [***] of the Facility [***] during [***] and LANXESS shall use commercially reasonable efforts to complete the [***] of the Facility [***] in [***]. To address the costs associated with these Facility [***], Relypsa agrees to pay LANXESS milestone payments of up to a maximum of US$[***]. Payments for Facility [***] shall be made by Relypsa in accordance with the schedule attached hereto as Appendix 2. Payments will be made in [***] to LANXESS. The first [***] will be made by Relypsa in [***] in an amount of [***] USD if LANXESS completes the activities set forth in Appendix 6 Milestone 1 Part b ) by that date. The second [***] will be made by Relypsa in [***] in an amount [***] USD if LANXESS completes the activities set forth in Appendix 6 Milestone 2 Part a) by that date. Payments to be made by Relypsa will be due within ten (10) days after the date of receipt by Relypsa of the respective invoice.

If Relypsa pays for such Facility [***] and LANXESS terminates the MOU and/or the Agreement, other than for a material breach by Relypsa, then LANXESS agrees to repay all amounts paid by Relypsa for Facility [***]to Relypsa according to the following schedule, regardless of whether such [***] have been used to Manufacture Products. Notwithstanding the foregoing, in case of a termination by LANXESS in the Subsequent Term pursuant to Section 9 c) (ii), such repayment obligation shall not apply. The Parties agree that the foregoing is the sole reimbursement obligation of LANXESS regarding the Facility [***] to Relypsa.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Termination Date	Repayment
Before end of Initial Term or LANXESS failure to pass Pre-Approval Inspection by the FDA that proximately causes a delay of NDA approval for more than [***]	[	***]
[***]	[	***]
[***]	[	***]
[***]	[	***]
[***]	[	***]
[***]	[	***]

This Section 7 shall be binding on the Parties hereto.

8. Validation

Validation quantities will be dealt with on a PO basis during the Initial Term, and will be included in the definitive Agreement. Pricing for this activity will be agreed by a separate pricing proposal but these activities will be included in the Agreement and, if at all possible, such activity will be scheduled together with the launch campaign to generate maximum cost efficiencies.

9. Termination

a)	Termination By Relypsa Without Cause

Relypsa may terminate this MOU or the Agreement with thirty (30) days advance written notice without cause for the following reasons:

(i)	Relypsa finally abandons the developing or manufacturing of the Product; or

(ii)	Relypsa does not obtain [***] within [***] of the [***] ; or

(iii)	the Parties can not agree on [***] as provided for in Section 5a.

If Relypsa terminates the MOU or Agreement in accordance with the previous sentence for reasons other than material breach by LANXESS, then (i) Relypsa will compensate LANXESS for any existing PO commitment at the time of notice of such termination if such termination occurs within 6 months of scheduled completion of the work under the PO; or (ii) if Relypsa terminates the Agreement more than 6 months prior to scheduled completion of the work under the PO, then Relypsa will compensate LANXESS for any Product delivered under the PO, LANXESS’ out of pocket expenses in connection with such PO and any facility idle time up to the point of scheduled completion of production under such PO. In addition, outstanding [***] payments pursuant to Section 7 and Exhibit 2 will be made by Relypsa, unless LANXESS is in material breach of this MOU and/or the Agreement. LANXESS will in either case use reasonable commercial efforts to find and secure alternative use of the manufacturing facility after such notice of such termination and will refund to Relypsa any amounts recovered by LANXESS through an alternative use of the manufacturing facility during the time originally committed under the PO.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

The Parties may agree on additional termination provisions in the Agreement.

b)	Termination Without Cause in Cases of Delays

In the event of any delays in a Party’s performance of its material obligations hereunder by more than [***] months and provided the reasons therefore are not solely caused by the other Party, then such other Party shall be entitled to terminate the MOU and any underlying PO with immediate effect. For any delay of a shorter time period Appendix 6 shall apply.

c)	Termination by LANXESS Without Cause in the Subsequent Term

(i) LANXESS may terminate the Agreement in the Subsequent Term by [***] months advanced written notice to Relypsa; and as such, LANXESS will continue to supply Products during the notice period at the agreed upon levels in the Agreement and based on the Rolling Forecast.

(ii) Also, LANXESS may terminate the Agreement in the Subsequent Term on three (3) months advanced written notice to Relypsa, if Relypsa does not order in the Subsequent Term for a continuous period of six (6) months sufficient Products to cover the [***] of the [***] used to produced [***] or API at LANXESS’s affiliate Saltigo GmbH manufacturing facility, provided however Relypsa may compensate LANXESS for such [***] in lieu of such termination.

The specific details of LANXESS’s commitment to supply, including the notice period required for termination, will be subject to further joint discussions regarding the binding and non-binding periods of the Rolling Forecast.

d)	Termination by Relypsa in Case of Failure to Execute the Agreement

In the event the Parties do not execute a definitive Commercial Supply Agreement by [***], and provided that the failure is not attributable to (1) any unexplained unreasonable delay of at least one month by Relypsa in the negotiation, or (2) Relypsa not negotiating in good faith, Relypsa may, at its sole election, until [***], terminate the MOU and [***]. For the avoidance of doubt, the First API PO, the First MFA PO and any payment obligations of Relypsa for the Facility [***] pursuant to Section 7 shall be unaffected by such termination.

e)	Termination for Cause by Either Party

Either Party shall be entitled (but not obligated) to terminate this MOU with immediate effect by written notice to the other Party if the other Party commits a material breach of this MOU which is not remedied within ninety (90) days after the date of service of a written notice giving full particulars of such material breach and requesting it to be remedied.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

f)	Consequences of Termination

In addition, in the event of termination of this MOU or the Agreement without cause or for material breach, the following will apply:

(i) LANXESS will transfer, and cause any affiliates to transfer to Relypsa or affiliate of Relypsa, or a third party designated by Relypsa any Relypsa Information as defined in the Master Service Agreement between the parties dated January 1, 2011 (the “MSA”) provided however, Relypsa Information shall not include LANXESS Background Intellectual Property as defined in the MSA and provided that Relypsa shall [***], without the written consent of LANXESS. If this MOU is terminated by Relypsa under Section 9 a), 9 b) or d) or by LANXESS under Section 9 b) or c) (ii), Relypsa will reimburse LANXESS for LANXESS’s reasonable time spent and reasonable out-of-pocket costs incurred by LANXESS in connection with such transfer hereunder. LANXESS will submit invoices to Relypsa showing an itemized breakdown of such out-of-pocket costs and the time spent by LANXESS personnel performing such activities during any month, and Relypsa will pay each such invoice no later than sixty (60) days after its receipt of such invoice. If this MOU or the Agreement is terminated by LANXESS under Section 9 c) (i) or by Relypsa for material breach by LANXESS under Section 9 e), LANXESS will be solely responsible for the cost of its time spent and out-of-pocket costs incurred in connection with the transfer.

(ii) If Relypsa terminates under this Section 9 or LANXESS terminates under Section 9(b) or (c) (ii) or (e), Relypsa will purchase or reimburse LANXESS for all raw materials purchased by LANXESS specifically for the manufacture of Products, that are not useful for the manufacture of other products currently manufactured by LANXESS, and are held by LANXESS to fulfill Relypsa PO’s (“Key Materials”), provided that such Key Materials have a remaining shelf life of at least [***]. If LANXESS terminates under this Section 9(c) (i) Relypsa will have an option to purchase Key Materials. In either event, upon shipment of the Key Materials under this Section, LANXESS will invoice Relypsa [***] to obtain such Key Materials. Relypsa will pay such invoice within thirty (30) days of its receipt thereof. If LANXESS terminates this MOU or the Agreement without cause or Relypsa terminates this MOU or the Agreement for material breach by LANXESS, [***].

(iii) LANXESS will promptly transfer to Relypsa’s designated location all API and Intermediates in its possession for the agreed price, and, at Relypsa’ request, all work-in-process (e.g., partially manufactured API), if any, for a reasonable price. If LANXESS terminates this MOU or the Agreement without cause or Relypsa terminates this MOU or the Agreement for material breach by LANXESS, [***] such API, Intermediates and work-in-process to Relypsa’s designated location. Otherwise, [***]. In the event that a Party terminates this MOU or the Agreement, then any work in process material will be converted to the corresponding Product.

iv) If this MOU or the Agreement is terminated by LANXESS for material breach by Relypsa, Relypsa will compensate LANXESS for any existing PO commitment at the time of notice. If this MOU or the Agreement is terminated by Relypsa for material breach by LANXESS, Relypsa will be released from all obligations under any existing PO commitment at the time of notice.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

g)	Accrued Rights

Termination of this MOU will not affect any accrued rights of either Party. The terms of this MOU which by their nature or terms which require performance after the expiration or earlier termination will survive such termination or expiration of this MOU.

This Section 9 shall be binding upon the Parties.

10. Exclusivity

So long as LANXESS is manufacturing Product under the MOU and/or the Agreement for Relypsa and for a [***], LANXESS will not make the same Products as supplied hereunder for any other party without the written consent of Relypsa.

Section 10 shall be binding on the Parties.

11. Licenses

Customary license provisions will be agreed upon in the Agreement. Specifically, no implied licenses will exist.

12. Quality Agreement.

Within sixty (60) days of the execution of this MOU by the Parties, the Parties will enter into a mutually acceptable Quality Agreement to replace the current Quality Agreement (including [***]). The Parties agree that the existing Quality Agreement between the Parties shall apply to the manufacture of API under this MOU until such time as it is replaced.

This Section 12 shall be binding upon the Parties.

13. Assignment/Affiliates

Neither Party shall have the right to assign any or all of its rights or obligations under this MOU without the other Party’s prior written consent, which consent shall not unreasonably be withheld. Notwithstanding the foregoing, prior written consent shall not be required (i) in case of an assignment of rights or obligations to an affiliate of the assignor and provided that the assignor procures that any such affiliate assigns such rights back to the assignor immediately before ceasing to be an affiliate of the assignor and, in the case of LANXESS, LANXESS agrees to be responsible and primarily liable for the performance of its affiliate under this MOU or the Agreement, as applicable, or (ii) in connection with a merger, consolidation, or a sale of all or substantially all of party’s assets or relevant business to which the MOU or the Agreement are attributable, to a third Party, except if such merger, consolidation or sale is with a competitor of the other Party.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

LANXESS shall have the right to utilize its affiliate SALTIGO GmbH in the performance of services under the MOU and/or the Agreement, provided however, LANXESS cannot use any facility other than the SALTIGO GmbH plant at the [***] site to manufacture Product. LANXESS shall remain responsible and primarily liable for the performance of its affiliate SALTIGO GmbH.

Section 13 is binding on the Parties.

14.	LANXESS and Relypsa each warrants and represents that it has the right to enter into this MOU.

15.	This MOU may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

IN WITNESS WHEREOF, the parties have executed this Memorandum of Understanding effective as of the Effective Date.

Relypsa, Inc.		LANXESS Corporation

By:	/s/ Ronald Krasnow	By:	/s/ Flemming B. Bjoernslev

Name: Ronald Krasnow		Name: Flemming B. Bjoernslev

Title: Sr. Vice President, General Counsel		Title: President and CEO

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 1: Reaction Scheme

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 2: Milestone Payment Procedure

Both parties have agreed on a principle of milestone payments to cover all activities to be performed from date of signing of the MOU in Q4 2012 through to the end of the Initial Term expected to be complete in [***].The attached schedules detail the various elements and financial tools to be employed to facilitate all these activities.

Table 1 . Schedule of payments in [***]

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Table 2 . Schedule of payments for [***]

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX 3

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX 4 [current list of approval activities]

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 5: Currency Fluctuation Procedure.

1.	Saltigo will issue all invoices to Relypsa in USD based on an agreed upon exchange rate, initially $[***]USD / € (the “Established Exchange Rate”).

2.	Relypsa will pay all invoices at the USD amount recorded in the invoice from LANXESS.

3.	Variances between the Established Exchange Rate and the actual exchange rate at time of payment by Relypsa (“Exchange Rate Variances”) will be recorded using a mutually agreed upon data source (to be defined).

4.	Any Exchange Rate Variances outside the Exchange Rate Tolerance (as defined in Section 6), will be agreed upon by both parties and documented on a quarterly basis. The portion of any payment made by Relypsa resulting from an actual exchange rate at time of payment being outside the Exchange Rate Tolerance will be shared by the parties on a 50:50 basis.

For clarity, payments by Relypsa for which the actual exchange rate at time of payment is within the Exchange Rate Tolerance (initially, $[***] to $[***] USD / €) will not result in any reconciliation payments accrued by either party.

For example, with an exchange rate of $[***] USD / € on a $[***] USD invoice, the currency fluctuation is +$[***] USD means that $[***] USD of this fluctuation is borne by each party.

5.	Financial reconciliations will be made on an annual basis no later than November 30th such that any reconciliation payment invoiced for payment under normal terms by either party will be paid on or before December 31st of that calendar year.

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Appendix 6 – Milestones and payment timing

LANXESS Delay:

In the event that Relypsa has not caused LANXESS to delay the Manufacture of Product, then the following Milestones will apply:

Milestone 1: On or before [***], LANXESS shall (a) certify to Relypsa in writing that [***] and (b) certify to Relypsa in writing [***] of the [***] has been received.

If LANXESS fails to make either of such certifications by [***], then LANXESS shall have one month to cure such failure.

If LANXESS is unable to cure such failure within the one month time period, then:

(1) Relypsa will not be obligated to make payments for[***] of [***] in [***] as listed in Appendix 2, cell U76, and instead, payments for [***] will become part of the regular payments made for the manufacture and [***] of API under the terms of the Agreement or MOU, e.g., as listed in Appendix 2, cells X77 to AA77; and

(2) Relypsa shall make payments to LANXESS for the activities in (a) above as set forth in Appendix 2, cell P62 and P42when such activities are completed.

Milestone 2: On or before [***], LANXESS shall (a) certify to Relypsa in writing that [***] and (b) invoice Relypsa for [***] of the [***] as listed in Appendix 2, cell S69.

If LANXESS fails to make either such certifications or such invoicing by [***], then LANXESS shall have twenty (20) days to cure either of such failure.

If LANXESS is unable to cure any such failure within the twenty (20) days period, then:

(1) Relypsa will not be obligated to make payments for release of [***] in [***] as listed in Appendix 2, cell U76, and instead, payments for [***] will become part of the regular payments made for the manufacture and [***] of API under the terms of the Agreement or MOU, e.g., as listed in Appendix 2, cells X77 to AA77

(2) LANXESS shall not be able to [***]; and

(3) Relypsa shall make payments for [***] in Appendix 2, cell T43 and T44 and for [***] of the [***] in Appendix 2, cell S69 when such activities are completed.

Milestone 3: On or before [***], LANXESS shall (a) invoice Relypsa for [***] as in Appendix 2, cell U72 and (b) invoice Relypsa for the [***] as in Appendix 2, cell U76.

If LANXESS fails to make either such invoicing or such [***] by [***], then LANXESS shall have one month to cure either such failure.

If LANXESS is unable to cure either such failure within the one month time period, then:

(1) Relypsa will not be obligated to make payments for [***] of [***] in [***] as listed in Appendix 2, cell U76, and instead, payments for [***] will become part of the regular payments made for the manufacture and [***] of API under the terms of the Agreement or MOU, e.g., as listed in Appendix 2, cells X77 toAA77; and

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(2) LANXESS shall invoice Relypsa for the [***] in Appendix 2, cell U72 in [***] and invoice Relypsa for the payment in Appendix 2, cell U73 [***] of API.

Relypsa delay:

In the event that LANXESS has completed [***], then Relypsa will have an option to delay the Manufacture of [***] and/or API by notifying LANXESS in writing of exercising such option. If Relypsa exercises such option for such delay, then Relypsa agrees to pay LANXESS the amount €[***] for each month of delay for each of [***] and API (i.e., a total €[***] for each month delay of the Manufacture of [***] and API). If Relypsa makes delay payments to LANXESS hereunder in an amount of at least total €[***] for a delay of both [***] and API or total of €[***] for a delay of API, Relypsa shall be entitled to credit [***] percent ([***]%) of the total delay payments made against the prices charged by LANXESS to Relypsa for Manufacture of API during the Subsequent Term at a rate of [***] percent ([***]%) of the price for each such manufacturing run until the [***] percent ([***]%) credit is exhausted in full.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

APPENDIX 7: Complete list of [***]

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[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.